Exhibit 10.1

EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of February 3, 2012 is by and among Wausau Paper Corp., a Wisconsin corporation (the “Borrower”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and an L/C Issuer.

W I T N E S S E T H

WHEREAS, a $125 million revolving credit facility has been established in favor of the Borrower pursuant to the terms of that certain Credit Agreement dated as of June 23, 2010 (as amended by that certain First Amendment to Credit Agreement dated as of October 26, 2011 and as further amended, restated, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, certain Subsidiaries of the Borrower from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement to modify certain provisions contained therein; and

WHEREAS, the Required Lenders have agreed to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

1.

Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.

Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, as of the date hereof the Credit Agreement is hereby amended as follows:

(a)

The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, each Note, each Issuer Document, any Guaranty (if any), any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.15 of this Agreement, and the Fee Letter.

(b)

The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Second Amendment” means that certain Second Amendment to Credit Agreement dated as of the Second Amendment Effective Date by and among the Borrower, the Lenders and the Administrative Agent.

“Second Amendment Effective Date” means February 3, 2012.

(c)

Section 7.01(a)(ii) of the Credit Agreement is hereby amended by inserting the following sentence immediately after the end of the first sentence thereof:

“The calculation of Consolidated Leverage Ratio for purposes of this Section 7.01(a)(ii) (only) shall be adjusted to exclude all “accumulated other comprehensive income or loss” as shown on the Borrower’s consolidated balance sheet (i.e., as an element of the Consolidated Leverage Ratio calculation, there will be added back to Consolidated Net Worth any such amount that is shown as a negative number and there will be subtracted from Consolidated Net Worth any such amount that is shown as a positive number); provided, however, that the aggregate amount of all such amounts added back to Consolidated Net Worth pursuant to this sentence as of any such date shall not exceed $70,000,000.”

3.

Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of the following:

(a)

counterparts of this Amendment duly executed by the Borrower, the Guarantors (if any) and the Required Lenders;

(b)

a fully-executed copy of an amendment to the 2010 Note Agreement evidencing amendments to the 2010 Note Agreement, in a manner similar to and consistent with the amendments set forth in this Amendment, mutatis mutandis, and otherwise reasonably satisfactory to the Administrative Agent; and

(c)

all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4.

Representations and Warranties.  Each of the Borrower and each Guarantor (if any) hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) no consent, approval, authorization or order of or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by it of this Amendment, (d) the execution, delivery and performance by it of this Amendment do not and will not conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of either the Borrower or the Guarantors (if any) or any of their Subsidiaries or any indenture or other material agreement or instrument to which any such Person is a party or by which any of its properties may be bound or the approval of any Governmental Authority relating to such Person except as could not reasonably be expected to have a Material Adverse Effect, (e) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Amendment, the representations and warranties contained in Section 5.13 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement and (f) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement on and as of the date hereof or will occur as a result of the transactions contemplated hereby.

2

5.

No Other Changes; Ratification.  Except as expressly modified hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Amendment shall be deemed a Loan Document as referred to, and defined in, the Credit Agreement for all purposes.

6.

Costs and Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen.

7.

Counterparts; Facsimile; Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or email (in PDF format) by any party hereto shall be effective as such party’s original executed counterpart.

8.

Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9.

Entirety.  This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  This Amendment and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

10.

Acknowledgment of Loan Parties.  Each of the Loan Parties affirms and acknowledges that this Amendment constitutes a Loan Document under the Credit Agreement and any reference to the Loan Documents under the Credit Agreement contained in any notice, request, certificate or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise specify.

[SIGNATURE PAGES FOLLOW]

3

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

WAUSAU PAPER CORP.

By:

SCOTT P. DOESCHER

Name:

Scott P. Doescher

Title: Executive Vice President, Finance

 WAUSAU PAPER CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as

Administrative Agent

By:

JOAN MOK

Name:

Joan Mok

Title:

Vice President

 WAUSAU PAPER CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as a Lender,

Swing Line Lender and as L/C Issuer

By:

MICHAEL DELANEY

Name:

Michael Delaney

Title:

Director

 WAUSAU PAPER CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, PCA, as a Lender

By:

CASEY KINZER

Name:

Casey Kinzer

Title:

Account Manager

 WAUSAU PAPER CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT

1ST FARM CREDIT SERVICES,

as a Lender

By:

DALE A. RICHARDSON

Name:

Dale A. Richardson

Title:

Vice President, Capital Markets

 WAUSAU PAPER CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK NATIONAL ASSOCIATION,

as a Lender

By:

RONALD J. CAREY

Name:

Ronald J. Carey

Title:

Senior Vice President

By:

DAVID A. ANDERSON

Name:

David A. Anderson

Title:

Senior Vice President

 WAUSAU PAPER CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as a Lender

By:

RANDALL PETERSON

Name:

Randall Peterson

Title:

Vice President

 WAUSAU PAPER CORP.

SECOND AMENDMENT TO CREDIT AGREEMENT